Exhibit 32

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Annual Report on Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

         Date: February 25, 2004               /s/ Peter C. Nelson
                                               PETER C. NELSON
                                               Chief Executive Officer
                                               California Water Service Group

         Date: February 25, 2004               By: /s/  Richard D. Nye
                                               RICHARD D. NYE
                                               Chief Financial Officer
                                               California Water Service Group